Exhibit 99.1

News Release

Investor Contact

Jay Spitzer

Investor.Relations@Adtalem.com

+1 312-906-6600

Media Contact

Britt Mitchell

AdtalemMedia@Adtalem.com

+1 872-270-0301

Adtalem Global Education Second Quarter Fiscal Year 2025 Results; Guidance Raised

Total enrollment up 11.6% YoY

Revenue up 13.9% YoY

Diluted earnings per share $1.98; Adjusted EPS $1.81, growth of 47.2% YoY

Second quarter highlights

●	Total student enrollment 91,264, up 11.6% year-over-year
●	Revenue $447.7 million, up 13.9% year-over-year
●	Chamberlain University achieved eighth straight quarter of total enrollment growth, up 11.5% year-over-year, highest total enrollment in university history
●	Walden University achieved sixth straight quarter of total enrollment growth, up 13.2% year-over-year
●	Strong momentum, GAAP net income $75.9 million and adjusted EBITDA $125.0 million, up 35.1% year-over-year
●	Growth with Purpose strategy generating significant and sustainable returns

Capital allocation

●	Repurchased $38 million of shares, $140 million remaining under $300 million Board authorized share repurchase program through January 2027
●	Repaid $100 million of outstanding Term Loan B balance on Jan. 17, 2025
●	Net leverage 1.1x as of Dec. 31, 2024

Fiscal year 2025 guidance

●	Revenue $1,730 million to $1,760 million
●	Adjusted earnings per share $6.10 to $6.30

CHICAGO – Jan. 30, 2025 – Adtalem Global Education Inc. (NYSE: ATGE), the leading healthcare educator in the United States, today reported second quarter fiscal year 2025 results (ended Dec. 31, 2024), expanding the Company’s societal and healthcare impact at an industry-leading pace.

"Growth with Purpose, our operational excellence strategy, has delivered exceptional results—marked by six straight quarters of enrollment growth—while advancing our mission to develop skilled healthcare professionals," said Steve Beard, chairman and chief executive officer, Adtalem Global Education. "By optimizing the student experience and with a commitment to student outcomes, we're successfully scaling critical care education. These consistent and sustainable results give us confidence to raise our expectations for fiscal 2025."

Financial Highlights

Selected financial data for the three months ended Dec. 31, 2024:

●	Revenue of $447.7 million increased 13.9% compared with the prior year
●	Operating income of $103.9 million, compared with $58.6 million in the prior year; adjusted operating income of $101.4 million, compared with $75.6 million in the prior year
●	Net income of $75.9 million, compared with $39.9 million in the prior year; adjusted net income of $69.4 million, compared with $50.3 million in the prior year
●	Diluted earnings per share of $1.98, compared with $0.98 in the prior year; adjusted earnings per share of $1.81, compared with $1.23 in the prior year
●	Adjusted EBITDA of $125.0 million, compared with $92.6 million in the prior year; adjusted EBITDA margin of 27.9%, compared with 23.5% in the prior year

Business Highlights

●	Adtalem produced more graduates with Psychiatric-Mental Health Nurse Practitioner (MSN-PMHNP) degrees than the top 20 programs combined, according to the most recently published 2023 data from the American Association of Colleges of Nursing. Adtalem is addressing critical U.S. healthcare issues, as The National Institute for Health Care Management estimates that approximately 49% of Americans live in a mental health workforce shortage area. As of Dec. 31, 2024, Chamberlain University enrolled over 3,000 MSN-PMHNP students, with Walden University enrolling over 6,600. Further, Walden University currently has over 21,000 students enrolled in Social and Behavioral Sciences programs.
●	Chamberlain University continues to build a robust pipeline of nurses through programs including its Bachelor of Science in Nursing (BSN) Online Option, which offers flexibility and experiential learning opportunities to students in 36 states. The program boasts over 2,500 current enrollees since launching four years ago and operates 44 clinical hub locations at partner healthcare sites.

●	Walden University launched "Get the W," a new brand campaign that celebrates the wins that drive our students and graduates to make a meaningful impact in healthcare and beyond.
●	Ross University School of Veterinary Medicine (RUSVM) hosted the West Indies Veterinary Conference 2024, a prominent event in the global veterinary community that brings together hundreds of veterinary professionals, including over 300 RUSVM alumni. The event featured continuing education, including lectures and master classes on topics ranging from wound care to business management.

Segment Highlights

Chamberlain

$ in millions	Three Months Ended December 31,
	2024	2023	% Change
Revenue	$181.0	$153.6	17.9%
Operating Income	$42.2	$29.6	42.5%
Adj. Operating Income	$42.3	$29.6	42.7%
Adj. EBITDA	$52.6	$36.9	42.5%
Total Students (1)	39,691	35,592	11.5%

●	Total student enrollment increased 11.5% compared with the prior year, driven by continued growth in pre-licensure and post-licensure nursing programs.

Walden

$ in millions	Three Months Ended December 31,
	2024	2023	% Change
Revenue	$171.3	$146.8	16.7%
Operating Income	$48.9	$21.6	126.4%
Adj. Operating Income	$46.2	$30.2	53.1%
Adj. EBITDA	$52.1	$34.6	50.2%
Total Students (1)	46,399	40,971	13.2%

●	Total student enrollment increased 13.2% compared with the prior year, driven by growth in healthcare and non-healthcare programs.

Medical and Veterinary

$ in millions	Three Months Ended December 31,
	2024	2023	% Change
Revenue	$95.4	$92.9	2.8%
Operating Income	$21.5	$22.0	(2.5)%
Adj. Operating Income	$21.5	$22.1	(2.6)%
Adj. EBITDA	$26.7	$26.4	1.3%
Total Students (1)	5,174	5,209	(0.7)%

●	Medical and Veterinary schools do not have a new enrollment period starting in the second quarter fiscal year 2025. Second quarter fiscal year 2025 enrollment period is the same as first quarter fiscal year 2025 enrollment period and corresponding reported enrollment data.

Fiscal Year 2025 Outlook

Adtalem raises guidance for fiscal year 2025, with revenue in the range of $1,730 million to $1,760 million, approximately 9.0% to 11.0% growth year-over-year. Adjusted earnings per share to be in the range of $6.10 to $6.30, approximately 21.5% to 25.5% growth year-over-year.

Conference Call and Webcast Information

Adtalem will hold a conference call to discuss its second quarter fiscal year 2025 results today at 4:00 p.m. CT (5:00 p.m. ET).

The call can be accessed by dialing +1 877-407-6184 (U.S. participants) or +1 201-389-0877 (international participants) and stating “Adtalem earnings call” or by using conference ID: 13750710. The call will be simulcast through the Adtalem investor relations website at: https://investors.adtalem.com.

Adtalem will archive a replay of the call for 30 days. To access the replay, dial +1 877-660-6853 (U.S.) or +1 201-612-7415 (international), conference ID: 13750710, or visit the Adtalem investor relations website.

About Adtalem Global Education

Adtalem Global Education is the leading provider of healthcare education in the U.S., shaping the future of healthcare by preparing a diverse workforce with high-quality academic programs. We innovate education pathways, align with industry needs and empower individuals to reach their full potential. Our commitment to excellence and inclusivity is reflected in our expansive network of institutions, serving over 90,000 students and supported by a strong community of approximately 350,000 alumni and nearly 10,000 dedicated employees. Visit Adtalem.com for more information and follow us on LinkedIn, Instagram and Facebook.

Cautionary Disclosure Regarding Forward-Looking Statements

Certain statements contained in this release are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact, which includes statements regarding Adtalem’s future growth. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “future,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “may,” “will,” “would,” “could,” “can,” “continue,” “preliminary,” “range,” and similar terms. These forward-looking statements are subject to risk and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include the risk factors described in Item 1A. “Risk Factors” of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) and our other filings with the SEC. These forward-looking statements are based on information available to us as of the date any such statements are made, and Adtalem assumes no obligation to publicly update or revise its forward-

looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized, except as required by law.

A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of special items that may be incurred in the future, although these special items could be material to Adtalem's results in accordance with GAAP.

1 Represents total students attending sessions during each institution’s most recent enrollment period in Q2 FY 2025 and Q2 FY 2024.

###

Adtalem Global Education Inc.

Consolidated Balance Sheets

(unaudited)

(in thousands)

	December 31,	June 30,
	2024	2024
Assets:
Current assets:
Cash and cash equivalents	$193,958	$219,306
Restricted cash	1,461	1,896
Accounts and financing receivables, net	146,973	126,833
Prepaid expenses and other current assets	64,693	70,050
Total current assets	407,085	418,085
Noncurrent assets:
Property and equipment, net	245,878	248,524
Operating lease assets	188,800	176,755
Deferred income taxes	28,413	49,088
Intangible assets, net	771,084	776,694
Goodwill	961,262	961,262
Other assets, net	112,608	103,184
Assets held for sale	7,825	7,825
Total noncurrent assets	2,315,870	2,323,332
Total assets	$2,722,955	$2,741,417
Liabilities and shareholders' equity:
Current liabilities:
Accounts payable	$66,920	$102,626
Accrued payroll and benefits	50,999	71,373
Accrued liabilities	62,479	96,957
Deferred revenue	171,523	185,272
Current operating lease liabilities	32,633	31,429
Total current liabilities	384,554	487,657
Noncurrent liabilities:
Long-term debt	649,924	648,712
Long-term operating lease liabilities	182,051	167,712
Deferred income taxes	32,367	29,526
Other liabilities	35,149	38,675
Total noncurrent liabilities	899,491	884,625
Total liabilities	1,284,045	1,372,282
Commitments and contingencies
Total shareholders' equity	1,438,910	1,369,135
Total liabilities and shareholders' equity	$2,722,955	$2,741,417

Adtalem Global Education Inc.

Consolidated Statements of Income

(unaudited)

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2024	2023	2024	2023
Revenue	$447,729	$393,242	$865,129	$762,087
Operating cost and expense:
Cost of educational services	186,636	172,069	372,631	340,687
Student services and administrative expense	156,901	155,584	315,974	321,679
Restructuring expense	322	68	2,416	744
Business integration expense	—	6,909	—	12,171
Total operating cost and expense	343,859	334,630	691,021	675,281
Operating income	103,870	58,612	174,108	86,806
Interest expense	(13,909)	(16,693)	(28,391)	(32,350)
Other income, net	2,235	3,563	4,881	5,777
Income from continuing operations before income taxes	92,196	45,482	150,598	60,233
Provision for income taxes	(21,020)	(7,769)	(33,177)	(10,561)
Income from continuing operations	71,176	37,713	117,421	49,672
Discontinued operations:
Income from discontinued operations before income taxes	6,271	2,926	6,164	1,161
Provision for income taxes	(1,591)	(748)	(1,564)	(296)
Income from discontinued operations	4,680	2,178	4,600	865
Net income and comprehensive income	$75,856	$39,891	$122,021	$50,537

Earnings per share:
Basic:
Continuing operations	$1.90	$0.95	$3.12	$1.22
Discontinued operations	$0.13	$0.05	$0.12	$0.02
Total basic earnings per share	$2.03	$1.00	$3.25	$1.24
Diluted:
Continuing operations	$1.85	$0.92	$3.03	$1.20
Discontinued operations	$0.12	$0.05	$0.12	$0.02
Total diluted earnings per share	$1.98	$0.98	$3.15	$1.22

Weighted-average shares outstanding:
Basic shares	37,435	39,872	37,578	40,636
Diluted shares	38,401	40,787	38,755	41,486

Adtalem Global Education Inc.

Consolidated Statements of Cash Flows
(unaudited)

(in thousands)

	Six Months Ended
	December 31,
	2024	2023
Operating activities:
Net income	$122,021	$50,537
Income from discontinued operations	(4,600)	(865)
Income from continuing operations	117,421	49,672
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	20,918	13,505
Amortization and impairments to operating lease assets	14,092	17,340
Depreciation	19,993	19,381
Amortization of acquired intangible assets	5,610	20,010
Amortization of debt discount and issuance costs	2,226	2,310
Provision for bad debts	28,719	23,024
Deferred income taxes	23,516	(343)
Loss on disposals of property and equipment	114	38
Gain on investments	(442)	(575)
Unrealized loss on assets held for sale	—	647
Changes in assets and liabilities:
Accounts and financing receivables	(46,493)	(52,716)
Prepaid expenses and other current assets	6,829	(2,143)
Cloud computing implementation assets	(14,071)	(11,314)
Accounts payable	(34,588)	9,755
Accrued payroll and benefits	(20,311)	(6,073)
Accrued liabilities	(29,066)	25,130
Deferred revenue	(12,028)	(13,540)
Operating lease liabilities	(10,594)	(20,441)
Other assets and liabilities	(5,888)	(1,314)
Net cash provided by operating activities-continuing operations	65,957	72,353
Net cash provided by operating activities-discontinued operations	4,340	9,515
Net cash provided by operating activities	70,297	81,868
Investing activities:
Capital expenditures	(21,094)	(19,612)
Proceeds from sales of marketable securities	2,426	626
Purchases of marketable securities	(1,548)	(498)
Net cash used in investing activities	(20,216)	(19,484)
Financing activities:
Proceeds from exercise of stock options	9,833	15,313
Employee taxes paid on withholding shares	(12,198)	(6,505)
Proceeds from stock issued under Colleague Stock Purchase Plan	567	359
Repurchases of common stock for treasury	(74,066)	(160,549)
Proceeds from issuance of long-term debt	9,873	—
Repayments of long-term debt	(9,873)	—
Net cash used in financing activities	(75,864)	(151,382)
Net decrease in cash, cash equivalents and restricted cash	(25,783)	(88,998)
Cash, cash equivalents and restricted cash at beginning of period	221,202	275,075
Cash, cash equivalents and restricted cash at end of period	$195,419	$186,077
Non-cash investing and financing activities:
Accrued capital expenditures	$5,085	$4,053
Accrued liability for repurchases of common stock	$400	$2,400
Accrued excise tax on share repurchases	$301	$2,358

Adtalem Global Education Inc.

Segment Information

(unaudited)

(in thousands)

	Three Months Ended				Six Months Ended
	December 31,				December 31,
			Increase/(Decrease)				Increase/(Decrease)
	2024	2023	$	%	2024	2023	$	%
Revenue:
Chamberlain	$180,986	$153,553	$27,433	17.9%	$348,916	$296,149	$52,767	17.8%
Walden	171,306	146,808	24,498	16.7%	332,819	288,416	44,403	15.4%
Medical and Veterinary	95,437	92,881	2,556	2.8%	183,394	177,522	5,872	3.3%
Total consolidated revenue	$447,729	$393,242	$54,487	13.9%	$865,129	$762,087	$103,042	13.5%
Operating income (loss):
Chamberlain	$42,226	$29,640	$12,586	42.5%	$68,200	$53,964	$14,236	26.4%
Walden	48,898	21,598	27,300	126.4%	88,735	23,536	65,199	277.0%
Medical and Veterinary	21,463	22,020	(557)	(2.5)%	36,134	36,383	(249)	(0.7)%
Home Office	(8,717)	(14,646)	5,929	40.5%	(18,961)	(27,077)	8,116	30.0%
Total consolidated operating income	$103,870	$58,612	$45,258	77.2%	$174,108	$86,806	$87,302	100.6%

Non-GAAP Financial Measures and Reconciliations

We believe that certain non-GAAP financial measures provide investors with useful supplemental information regarding the underlying business trends and performance of Adtalem’s ongoing operations as seen through the eyes of management and are useful for period-over-period comparisons. We use these supplemental non-GAAP financial measures internally in our assessment of performance and budgeting process. However, these non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The following are non-GAAP financial measures used in the subsequent GAAP to non-GAAP reconciliation tables:

Adjusted net income (most comparable GAAP measure: net income) – Measure of Adtalem’s net income adjusted for restructuring expense, business integration expense, amortization of acquired intangible assets, litigation reserve, debt modification costs, loss on assets held for sale, and income from discontinued operations.

Adjusted earnings per share (most comparable GAAP measure: diluted earnings per share) – Measure of Adtalem’s diluted earnings per share adjusted for restructuring expense, business integration expense, amortization of acquired intangible assets, litigation reserve, debt modification costs, loss on assets held for sale, and income from discontinued operations.

Adjusted operating income (most comparable GAAP measure: operating income) – Measure of Adtalem’s operating income adjusted for restructuring expense, business integration expense, amortization of acquired intangible assets, litigation reserve, debt modification costs, and loss on assets held for sale. This measure is applied on a consolidated and segment basis, depending on the context of the discussion.

Adjusted EBITDA (most comparable GAAP measure: net income) – Measure of Adtalem’s net income adjusted for income from discontinued operations, interest expense, other income, net, provision for income taxes, depreciation, amortization of acquired intangible assets, amortization of cloud computing implementation assets, stock-based compensation, restructuring expense, business integration expense, litigation reserve, loss on assets held for sale, and debt modification costs. This measure is applied on a consolidated and segment basis, depending on the context of the discussion. Provision for income taxes, interest expense, and other income, net is not recorded at the reportable segments, and therefore, the segment adjusted EBITDA reconciliations begin with operating income.

Free cash flow (most comparable GAAP measure: net cash provided by operating activities-continuing operations) – Defined as net cash provided by operating activities-continuing operations less capital expenditures.

Net debt – Defined as long-term debt less cash and cash equivalents.

Net leverage – Defined as net debt divided by adjusted EBITDA.

A description of special items in our non-GAAP financial measures described above are as follows:

●	Restructuring expense primarily related to workforce reductions, costs to exit certain course offerings, and prior real estate consolidations at Adtalem’s home office. We do not include normal, recurring, cash operating expenses in our restructuring expense.
●	Business integration expense include expenses related to the Walden acquisition and certain costs related to growth transformation initiatives. We do not include normal, recurring, cash operating expenses in our business integration expense.
●	Amortization of acquired intangible assets.
●	Amortization of cloud computing implementation assets.
●	Reserves related to significant litigation, debt modification costs related to refinancing our Term Loan B loan, and loss on assets held for sale related to a fair value write-down on assets.
●	Income from discontinued operations includes expense from ongoing litigation costs and settlements related to the DeVry University divestiture and the earn-outs we received.

Adtalem Global Education Inc.

Non-GAAP Operating Income by Segment

(unaudited)

(in thousands)

	Three Months Ended				Six Months Ended
	December 31,				December 31,
			Increase/(Decrease)				Increase/(Decrease)
	2024	2023	$	%	2024	2023	$	%
Chamberlain:
Operating income (GAAP)	$42,226	$29,640	$12,586	42.5%	$68,200	$53,964	$14,236	26.4%
Restructuring expense	77	—	77		1,935	—	1,935
Adjusted operating income (non-GAAP)	$42,303	$29,640	$12,663	42.7%	$70,135	$53,964	$16,171	30.0%
Operating margin (GAAP)	23.3%	19.3%			19.5%	18.2%
Operating margin (non-GAAP)	23.4%	19.3%			20.1%	18.2%

Walden:
Operating income (GAAP)	$48,898	$21,598	$27,300	126.4%	$88,735	$23,536	$65,199	277.0%
Restructuring expense	—	(776)	776		—	(776)	776
Amortization of acquired intangible assets	2,805	9,333	(6,528)		5,610	20,010	(14,400)
Litigation reserve	(5,550)	—	(5,550)		(5,550)	18,500	(24,050)
Adjusted operating income (non-GAAP)	$46,153	$30,155	$15,998	53.1%	$88,795	$61,270	$27,525	44.9%
Operating margin (GAAP)	28.5%	14.7%			26.7%	8.2%
Operating margin (non-GAAP)	26.9%	20.5%			26.7%	21.2%

Medical and Veterinary:
Operating income (GAAP)	$21,463	$22,020	$(557)	(2.5)%	$36,134	$36,383	$(249)	(0.7)%
Restructuring expense	56	71	(15)		115	185	(70)
Adjusted operating income (non-GAAP)	$21,519	$22,091	$(572)	(2.6)%	$36,249	$36,568	$(319)	(0.9)%
Operating margin (GAAP)	22.5%	23.7%			19.7%	20.5%
Operating margin (non-GAAP)	22.5%	23.8%			19.8%	20.6%

Home Office:
Operating loss (GAAP)	$(8,717)	$(14,646)	$5,929	40.5%	$(18,961)	$(27,077)	$8,116	30.0%
Restructuring expense	189	773	(584)		366	1,335	(969)
Business integration expense	—	6,909	(6,909)		—	12,171	(12,171)
Loss on assets held for sale	—	647	(647)		—	647	(647)
Debt modification costs	—	—	—		712	—	712
Adjusted operating loss (non-GAAP)	$(8,528)	$(6,317)	$(2,211)	(35.0)%	$(17,883)	$(12,924)	$(4,959)	(38.4)%

Adtalem Global Education:
Operating income (GAAP)	$103,870	$58,612	$45,258	77.2%	$174,108	$86,806	$87,302	100.6%
Restructuring expense	322	68	254		2,416	744	1,672
Business integration expense	—	6,909	(6,909)		—	12,171	(12,171)
Amortization of acquired intangible assets	2,805	9,333	(6,528)		5,610	20,010	(14,400)
Litigation reserve	(5,550)	—	(5,550)		(5,550)	18,500	(24,050)
Loss on assets held for sale	—	647	(647)		—	647	(647)
Debt modification costs	—	—	—		712	—	712
Adjusted operating income (non-GAAP)	$101,447	$75,569	$25,878	34.2%	$177,296	$138,878	$38,418	27.7%
Operating margin (GAAP)	23.2%	14.9%			20.1%	11.4%
Operating margin (non-GAAP)	22.7%	19.2%			20.5%	18.2%

Adtalem Global Education Inc.

Non-GAAP Adjusted EBITDA by Segment

(unaudited)

(in thousands)

	Three Months Ended				Six Months Ended
	December 31,				December 31,
			Increase/(Decrease)				Increase/(Decrease)
	2024	2023	$	%	2024	2023	$	%
Chamberlain:
Operating income (GAAP)	$42,226	$29,640	$12,586	42.5%	$68,200	$53,964	$14,236	26.4%
Restructuring expense	77	—	77		1,935	—	1,935
Depreciation	5,466	4,786	680		10,834	8,902	1,932
Amortization of cloud computing implementation assets	815	376	439		1,467	576	891
Stock-based compensation	3,993	2,089	1,904		7,112	4,996	2,116
Adjusted EBITDA (non-GAAP)	$52,577	$36,891	$15,686	42.5%	$89,548	$68,438	$21,110	30.8%
Adjusted EBITDA margin (non-GAAP)	29.1%	24.0%			25.7%	23.1%

Walden:
Operating income (GAAP)	$48,898	$21,598	$27,300	126.4%	$88,735	$23,536	$65,199	277.0%
Restructuring expense	—	(776)	776		—	(776)	776
Amortization of acquired intangible assets	2,805	9,333	(6,528)		5,610	20,010	(14,400)
Litigation reserve	(5,550)	—	(5,550)		(5,550)	18,500	(24,050)
Depreciation	1,795	1,926	(131)		3,477	3,900	(423)
Amortization of cloud computing implementation assets	778	379	399		1,479	567	912
Stock-based compensation	3,326	2,188	1,138		6,066	4,052	2,014
Adjusted EBITDA (non-GAAP)	$52,052	$34,648	$17,404	50.2%	$99,817	$69,789	$30,028	43.0%
Adjusted EBITDA margin (non-GAAP)	30.4%	23.6%			30.0%	24.2%

Medical and Veterinary:
Operating income (GAAP)	$21,463	$22,020	$(557)	(2.5)%	$36,134	$36,383	$(249)	(0.7)%
Restructuring expense	56	71	(15)		115	185	(70)
Depreciation	2,744	2,972	(228)		5,313	5,864	(551)
Amortization of cloud computing implementation assets	315	138	177		598	190	408
Stock-based compensation	2,158	1,196	962		3,765	2,836	929
Adjusted EBITDA (non-GAAP)	$26,736	$26,397	$339	1.3%	$45,925	$45,458	$467	1.0%
Adjusted EBITDA margin (non-GAAP)	28.0%	28.4%			25.0%	25.6%

Home Office:
Operating loss (GAAP)	$(8,717)	$(14,646)	$5,929	40.5%	$(18,961)	$(27,077)	$8,116	30.0%
Restructuring expense	189	773	(584)		366	1,335	(969)
Business integration expense	—	6,909	(6,909)		—	12,171	(12,171)
Loss on assets held for sale	—	647	(647)		—	647	(647)
Debt modification costs	—	—	—		712	—	712
Depreciation	185	359	(174)		369	715	(346)
Stock-based compensation	1,990	577	1,413		3,975	1,621	2,354
Adjusted EBITDA (non-GAAP)	$(6,353)	$(5,381)	$(972)	(18.1)%	$(13,539)	$(10,588)	$(2,951)	(27.9)%

Adtalem Global Education:
Net income (GAAP)	$75,856	$39,891	$35,965	90.2%	$122,021	$50,537	$71,484	141.4%
Income from discontinued operations	(4,680)	(2,178)	(2,502)		(4,600)	(865)	(3,735)
Interest expense	13,909	16,693	(2,784)		28,391	32,350	(3,959)
Other income, net	(2,235)	(3,563)	1,328		(4,881)	(5,777)	896
Provision for income taxes	21,020	7,769	13,251		33,177	10,561	22,616
Operating income (GAAP)	103,870	58,612	45,258		174,108	86,806	87,302
Depreciation and amortization	14,903	20,269	(5,366)		29,147	40,724	(11,577)
Stock-based compensation	11,467	6,050	5,417		20,918	13,505	7,413
Restructuring expense	322	68	254		2,416	744	1,672
Business integration expense	—	6,909	(6,909)		—	12,171	(12,171)
Litigation reserve	(5,550)	—	(5,550)		(5,550)	18,500	(24,050)
Loss on assets held for sale	—	647	(647)		—	647	(647)
Debt modification costs	—	—	—		712	—	712
Adjusted EBITDA (non-GAAP)	$125,012	$92,555	$32,457	35.1%	$221,751	$173,097	$48,654	28.1%
Adjusted EBITDA margin (non-GAAP)	27.9%	23.5%			25.6%	22.7%

Adtalem Global Education Inc.

Non-GAAP Earnings Disclosure

(unaudited)

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2024	2023	2024	2023
Net income (GAAP)	$75,856	$39,891	$122,021	$50,537
Restructuring expense	322	68	2,416	744
Business integration expense	—	6,909	—	12,171
Amortization of acquired intangible assets	2,805	9,333	5,610	20,010
Litigation reserve, debt modification costs, and loss on assets held for sale	(5,550)	647	(4,838)	19,147
Income tax impact on non-GAAP adjustments (1)	645	(4,402)	(687)	(12,095)
Income from discontinued operations	(4,680)	(2,178)	(4,600)	(865)
Adjusted net income (non-GAAP)	$69,398	$50,268	$119,922	$89,649
(1)	Represents the income tax impact of non-GAAP continuing operations adjustments that is recognized in our GAAP financial statements.

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2024	2023	2024	2023
Diluted earnings per share (GAAP)	$1.98	$0.98	$3.15	$1.22
Effect on diluted earnings per share:
Restructuring expense	0.01	0.00	0.06	0.02
Business integration expense	-	0.17	-	0.29
Amortization of acquired intangible assets	0.07	0.23	0.14	0.48
Litigation reserve, debt modification costs, and loss on assets held for sale	(0.14)	0.02	(0.12)	0.46
Income tax impact on non-GAAP adjustments (1)	0.02	(0.11)	(0.02)	(0.29)
Income from discontinued operations	(0.12)	(0.05)	(0.12)	(0.02)
Adjusted earnings per share (non-GAAP)	$1.81	$1.23	$3.09	$2.16
Diluted shares used in non-GAAP EPS calculation	38,401	40,787	38,755	41,486

Note: May not sum due to rounding.

(1)	Represents the income tax impact of non-GAAP continuing operations adjustments that is recognized in our GAAP financial statements.

Adtalem Global Education Inc.

Non-GAAP Free Cash Flow Disclosure

(unaudited)

(in thousands)

	Twelve Months Ended
	FY24	FY24	FY24	FY25	FY25
	Q2	Q3	Q4	Q1	Q2
Net cash provided by (used in) operating activities-continuing operations (GAAP)	$227,600	$276,843	$288,367	$291,820	$281,971
Capital expenditures	(38,713)	(44,137)	(48,893)	(48,873)	(50,375)
Free cash flow (non-GAAP)	$188,887	$232,706	$239,474	$242,947	$231,596

Adtalem Global Education Inc.

Non-GAAP Net Leverage Disclosure

(unaudited)

(in thousands)

Twelve Months Ended
December 31, 2024
Adtalem Global Education:
Net income (GAAP)	$208,261
Income from discontinued operations	(2,799)
Interest expense	59,700
Other income, net	(9,646)
Provision for income taxes	48,840
Depreciation and amortization	66,875
Stock-based compensation	33,360
Restructuring expense	3,542
Business integration expense	22,044
Litigation reserve	(5,550)
Debt modification costs	1,560
Adjusted EBITDA (non-GAAP)	$426,187

December 31, 2024
Long-term debt	$658,283
Less: Cash and cash equivalents	(193,958)
Net debt (non-GAAP)	$464,325

Net leverage (non-GAAP)	1.1 x